UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 19, 2006


                          FREESCALE SEMICONDUCTOR, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       001-32241              20-0443182
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                            Identification Number)

               6501 William Cannon Drive West, Austin, Texas 78735 (Address of principal executive offices, including zip code)

                                 (512) 895-2000
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 2--Financial Information.

Item 2.02. Results of Operations and Financial Condition.

     On January 19, 2006, Freescale Semiconductor, Inc. issued a press release announcing its financial results for the fiscal year ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this report.

Section 9--Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     99.1           Press  release  of  Freescale  Semiconductor,   Inc.,  dated
                    January 19, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  FREESCALE SEMICONDUCTOR, INC.



                                  By:    /s/ John D. Torres
                                       -----------------------------------------
                                  Name:  John D. Torres
                                  Title: Senior Vice President, General Counsel
                                         and Secretary


Date:  January 19, 2006

                                  Exhibit Index

Exhibit Number                               Description
--------------      ------------------------------------------------------------
     99.1           Press  release  of  Freescale  Semiconductor,   Inc.,  dated
                    January 19, 2006.